 Corporate Presentation  May 29, 2015  NASDAQ:HTBX

 Forward Looking Statements  This presentation includes statements that are, or may be deemed, ‘‘forward-looking statements.’’ In some cases, these forward-looking statements can be identified by the use of forward-looking terminology, including the terms “believes,” “estimates,” “anticipates,” “expects,” “plans,” “intends,” “may,” “could,” “might,” “will,” “should,” “approximately” or, in each case, their negative or other variations thereon or comparable terminology, although not all forward-looking statements contain these words. They appear in a number of places throughout this presentation and include statements regarding our intentions, beliefs, projections, outlook, analyses or current expectations concerning, among other things, our ongoing and planned discovery and development of drugs targeting cancer stem cells, the strength and breadth of our intellectual property, our ongoing and planned preclinical studies and clinical trials, the timing of and our ability to make regulatory filings and obtain and maintain regulatory approvals for our product candidates, our ability to partner our product development, the degree of clinical utility of our products, particularly in specific patient populations, expectations regarding clinical trial data, our results of operations, financial condition, liquidity, prospects, growth and strategies, the length of time that we will be able to continue to fund our operating expenses and capital expenditures, our expected financing needs and sources of financing, the industry in which we operate and the trends that may affect the industry or us.  By their nature, forward-looking statements involve risks and uncertainties because they relate to events, competitive dynamics, and healthcare, regulatory and scientific developments and depend on the economic circumstances that may or may not occur in the future or may occur on longer or shorter timelines than anticipated. Although we believe that we have a reasonable basis for each forward-looking statement contained in this presentation, we caution you that forward-looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward-looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2014 and our quarterly report on Form 10-Q for the subsequent quarters (collectively, our “SEC Filings”). In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward-looking statements contained in this presentation, they may not be predictive of results or developments in future periods. Any forward-looking statements that we make in this presentation speak only as of the date of such statement, and we undertake no obligation to update such statements to reflect events or circumstances after the date of this presentation, except as required by law.You should read carefully the factors described in the “Risk Factors” sections of our SEC Filings to better understand the risks and uncertainties inherent in our business.   *

Overview

Allogeneic *Immune Pan-Antigen Cytotoxic Therapy "ImPACT"* Platform

- Heat's *ImPACT* allogeneic immunotherapy platform specifically designed to activate patient's **CD8+ cytotoxic T cells** against multiple tumor antigens
- Two lead programs are actively enrolling patients in randomized, **controlled Phase II trials** in lung and bladder cancer
  - **Positive safety** profile with >80 patients dosed in 5 clinical studies with no treatment-related SAE's, AE's primarily Gr.1 injection site reactions
  - **Clinical evidence** validating mechanism of action in two ongoing randomized controlled Phase 2 programs in NSCLC and bladder cancer
- **Multiple near-term value-driving milestones** with clinical and pre-clinical milestones expected to be reported at least quarterly for the next two years

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Heat Biologics

ImPACT Immunotherapy Platform

Specifically Designed to Activate Pan-Antigen CD8+ T-Cells to Kill Tumor Cells



① Intradermal Injected *ImPACT* Cells
② *ImPACT* cells secrete Gp96-Ig chaperone + tumor antigens (TAA)
Gp96-Ig+TAA
ImPACT Cells
③ Dual antigen carrier & adjuvant activates Dendritic Cells
Gp96-Ig+TAA
Dendritic Cells
④ Selectively activate CD8+ T-Cells
CD8+ T-Cells
Dendritic Cells
⑤ CD8+ T-cells circulate & eliminate tumor cells
CD8+
CD8+
CD8+
CD8+
Tumor Cells

4

 ImPACT® Modified Cell  Vaccine Injection into Patient  ImPACT Drug Development and Manufacturing   ImPACT® Cell  Killer T-Cell  *  Choose cancer of interest  Proprietary screening assay to identify representative cancer cell lines  Transform clonal cancer cells into ImPACT cells that secrete own antigens  Mass produce ImPACT cells to treat all patients  Inject ImPACT cells into patients  ImPACT cells secrete antigens to activate killer T-cells to destroy patient’s tumor  ImPACT® cells secrete antigens to specifically activate patient’s killer T-Cells  Killer T-Cells destroy patient’s tumor

HS-110 NSCLC (Lung Cancer) Program

	Product Candidate	Cancer	Preclinical	Mfg	Phase 1	Phase 2	Phase 3
✓	HS-110 Viagenpumatucel-L	Lung (NSCLC)	123 patient randomized control 3rd line NSCLC →				
	HS-410 Vesigenurtacel-L	Bladder (NMIBC)	100 patient randomized control NMIBC →				
	HS-110 Viagenpumatucel-L	Lung (NSCLC)	Multi-arm combination →				
	Multiple Programs	Undisclosed	→				

Opportunity in NSCLC

- T-cell activation for non-immunogenic tumors
- Combination with low-dose cyclophosphamide, known modulator of tumor-induced immunosuppression
- Success of checkpoint inhibitors demonstrates NSCLC responsive to immunotherapy

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 HS-110 Phase 1 Late-Stage Advanced NSCLC  *  HS-110 ≥ 2nd line Phase 1  HS-110 well-tolerated with no overt toxicity Single agent clinical activity in heavily pre-treated patients with advanced NSCLC7 of 15 patients stable disease after single course of therapy Median 1 year overall survival rate of patients in the study was 44% (95% CI: 21.6-65.1) comparing favorably to 42% rate in patients treated with Nivolumab in 2nd line  1 year OS Rate 42%  Nivolumab (BMS PD-1 MAb)2nd Line Phase 1  Comparable Efficacy of HS-110 and Checkpoint Blockade  Scott Gettinger, Yale Cancer Center, 2014 ASCO annual Meeting

 Immune Response Predictive of Survival  Responders saw a threefold increase in median overall survival compared to non-responders in the trial, from 4.5 months to 16.9 months  Non-Responders  Responders  >3x Extension of Median OS for Responders  6  12  18  24  30  36  0.25  0.50  1.00  0.75  Proportion Surviving  Months From Treatment Start  0  (N=4)  (N=11)  Hazard Ratio: 0.02195% CI: 0.002 - 0.204  *  Peripheral blood immune response observed in 73% (11 out of 15) of patients who completed their first course of therapyImmune response predictive of survival Immune responders median overall survival = 16.9 monthsImmune non-responders median overall survival = 4.5 monthsLong-term survivalThree patients survived >3 yrs.One patient survived > 4 yrs.

 Phase 2 HS-110/CY Combo NSCLC Design  *  RegimenLow-dose cyclophosphamide (CY) 50 mg daily for 7 days every 2 weeks for 12 weeks or until progressionHS-110 107 cells weekly for 12 weeks then every 9 weeks until irPD or 12 months, whichever comes firstMulti-center trial of ~25 sites in US and AustraliaLead centers: University of Pennsylvania in USA; Peter MacCallum Cancer Center in AUSSample Size123 patients randomized 2:1 80% power with alpha = 0.1 to detect a 50% reduction in the risk of death Interim analysis for immune response after 14 and 40 patients randomized to experimental group  3rd or 4th line

HS-410 Bladder Cancer Program

Product Candidate	Cancer	Preclinical	Mfg	Phase 1	Phase 2	Phase 3
HS-110 Viagenpumatucel-L	Lung (NSCLC)	123 patient randomized control 3rd line NSCLC				
✓ HS-410 Vesigenurtacel-L	Bladder (NMIBC)	100 patient randomized control NMIBC				
HS-110 Viagenpumatucel-L	Lung (NSCLC)	Multi-arm combination				
Multiple Programs	Undisclosed					

Opportunity in Bladder Cancer

- Treat patients with minimal residual disease at a high-risk of recurrence within 2 years
- Leverage potential mechanistic synergy with BCG
- There has not been a new approved drug in non-muscle invasive bladder cancer in over 25 years

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Evidence of CD8+ Tumor Infiltration in HS-410 Phase 1 Study

- Human data consistent with mechanism of action from preclinical models
- Tumor-infiltrating lymphocytes associated with clinical outcome


Patient 1
Fold Change in Expression
1000
100
10
1
0
7
14
21
Weeks of Treatment

- T1 disease at diagnosis
- Downstaged to Ta at week 7
- Non-specific, low-level immune infiltrate
- Recurred at week 13


Patient 2
1000
100
10
1
0
7
14
21
Weeks of Treatment
Total T Cells
Helper T Cells
Cytotoxic T Cells

- T1 disease at diagnosis
- Downstaged to Ta at week 7
- Highly polarized, high-level immune infiltrate
- Disease free at week 21

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 Evidence of CD8+ Tumor Infiltration in HS-410 Phase 1 Study  *

 Evidence of CD8+ Tumor Infiltration in HS-410 Phase 1 Study  *  Non-Responder Phenotype:High Baseline TIL, PD-L1 Positive at Baseline  Responder Phenotype:Low Baseline TIL, PD-L1 Negative at Baseline

 Injection Site Reactions – Delayed-Type Hypersensitivity  *    Week 1 Injection (L Thigh)  Week 2 Injection (R Thigh)  Week 3 Injection (R Buttocks)  ISR Start Date  4 Days Post Injection  1 Day Post Injection  Immediately Post Injection  Post Injection  No Reaction  No Reaction    One WeekPost Injection        Two Weeks Post Injection        Confidential  The kinetics of the appearance of the injection site reactions are consistent with a delayed-type hypersensitivity reaction and cell-mediated immune responses.

Phase 2 HS-410 Bladder Trial Design



Randomized Controlled Phase 2
Yes
Phase 2 Patient receive BCG?
No
1
HS-410 Low Dose + BCG
N = 25
1
HS-410 High Dose + BCG
N = 25
1
Placebo + BCG
N = 25
HS-410 High Dose
N = 25

Design

- Fast Track designation received
- Endpoints
  - 1-yr and 2-yr recurrence-free survival
  - Immune response in PBMC and tissue
- Dosing regimen 12 week induction followed by maintenance according to BCG schedule

Operations

- Multi-center trial of ~16 sites in US
- Lead center: University of Chicago School of Medicine
- Positive safety profile with no SAEs to-date

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 *  2015 Milestones  2nd half of 2015  USA FDA  Fast Track Designation  Phase 2  Enrollment complete  Phase 1  One-year safety and immune response data  1st half of 2015  BladderHS-410  Phase 2  Immune response, first interim analysis  Phase 2  - Immune response, second interim analysis- Phase 2 enrollment complete  LungHS-110  Multi-Arm Combination Phase 1b  Initiate a master multi-arm trial evaluating HS-110 combination with other immunotherapies  Phase 1  Preliminary Immune response    Additional milestones may include partnership/collaboration opportunities, research developments and new data publications    Heat Biologics (Nasdaq: HTBX)    gp-96+costimulatory data

ImPACT Clinical Findings

- Heat's *Im*PACT platform is mechanistically differentiated from all other vaccine platforms, providing specific CD8+ T cells activation to **multiple** tumor antigens
- Patient **tumor biopsies demonstrate specific CD8+ T cell infiltration** following treatment, and survival benefit in NSCLC consistent with reported data for PD-1 antibodies
- Frequent quarterly reporting of clinical milestones through 2016

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Heat Biologics

Heat Biologics (NASDAQ: HTBX): Company Snapshot

- Heat's *ImPACT* allogeneic "off-the-shelf" platform generates robust pan-antigen T cell activation for highly-differentiated mechanism of action
- Positive safety profile with >80 patients dosed in 5 clinical studies
- Clinical evidence validating mechanism of action in two ongoing randomized controlled Phase 2 programs in NSCLC and bladder cancer
- Multiple near-term value-driving inflection points
- Founded in 2008, completed IPO 2013

Shares Outstanding	8.39M
Share Price*	~$6.63
Market Capitalization*	~$51M
Cash as of 3/31/15**	~$21M
Enterprise Value*	~$30M

**As of May 21, 2015*
***Does not include $7.5 million milestone-based debt facility*



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Heat Biologics

Management and Advisors

Jeff Wolf ***Founder & CEO***	Founded several biomedical companies including Avigen, TyRx Pharma (sold to Medtronic), EluSys Therapeutics, GenerationOne
Anil Goyal, Ph.D. *VP Business Development*	20+ years biotech business development experience: Serenex (acquired by Pfizer), Millennium Pharmaceuticals, Genome Therapeutics, Qualiber, Ascletis Pharmaceuticals, Merck
Taylor Schreiber, M.D., Ph.D. *VP Research & Development*	Co-developer *ImPACT* and TNFRSF25 technologies; 10+ years laboratory experience; Author numerous immunology and immunotherapy abstracts and publications
Melissa Price, Ph.D. *VP Clinical & Regulatory Affairs*	14+ years in oncology clinical development in biotech and CRO space: INC Research, Novaquest, Attenuon

Scientific And Clinical Advisors

- **Eckhard R. Podack, M.D., Ph.D. (Chair)**
  University of Miami School of Medicine
- **John Nemunaitis, M.D.**
  Mary Crowley Cancer Research Center
- **Justin Stebbing, M.D., Ph.D.**
  Imperial College, London
- **Gary Acton, M.D.**
  Cancer Research UK, former CMO of Antisoma
- **Roger Cohen, M.D.**
  University of Pennsylvania, Abramson Cancer Center
- **Llew Keltner, M.D., Ph.D.**
  EPISTAT
- **Mark Schoenberg, M.D.**
  Albert Einstein College of Medicine

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Heat Biologics

 Living Drug Factories to Treat Cancer   Thank youfor more information visit www.heatbio.com

 Appendix

 60% O2 down-regulates Adenosine,CD73 and CD39 in the TME in mice models  Hatfield et al J.Mol.Med. 2014  *

 No treatment  60% O2  Gp96-Ig vaccine  Gp96-Ig vaccine + 60% O2  Day 25 - Analysis  Vaccine  *  Tumor remission by combination treatment with gp96-Ig vaccine + 60% O2 in mice models  Eckhard R Podack, Phacilitate Immunotherapy, 2015

Gp96-Ig versus GVAX



Inject 5x10^5 B16 i.v.
0
Day
Treatment start
11
13
15
17
19
21
23
Vaccine
No treatment
60% O2
Gp96-Ig vaccine
Gp96-Ig vaccine + 60% O2
Day 25 - Analysis
No Tx
60%O2
Gvax + 60%O2
Gp96-Ig + 60%O2

Eckhard R Podack, Phacilitate Immunotherapy, 2015

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 Gp96-Ig + 60% O2 restores normal lung weight in mice models  *  Eckhard R Podack, Phacilitate Immunotherapy, 2015

Inhibition of CTL by Hypoxia induced Adenosine


Tumor → Hypoxia → HIF1α
60% O_2
Oxydative Phosphorylation
Gycolysis
VEGF
CD39, CD73
TME:
CD39
CD73
60% O_2
ATP → ADP + P → Adenosine + P-P CD73
Adenosine + A2aR-CTL → cAMP → CTL
60% O_2

Eckhard R Podack, Phacilitate Immunotherapy, 2015

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